GUARANTY FEDERAL SAVINGS BANK
                             1994 STOCK OPTION PLAN


         1.       Purpose of the Plan.

         The purpose of this Guaranty Federal Savings Bank ("Savings Bank") 1994 Stock Option Plan ("Plan") is to advance the interests of the Savings Bank through providing select key Employees and Directors of the Savings Bank with the opportunity to purchase shares of Common Stock of the Savings Bank. By encouraging such stock ownership, the Savings Bank seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key Employees and Directors of the Savings Bank or any present or future Parent or Subsidiary of the Savings Bank to promote the success of the business. It is intended that options issued pursuant to this Plan may constitute either ISOs or Non-ISOs.

         2.       Definitions

         As used herein, the following definitions shall apply.

         (a) "Board" shall mean the Board of Directors of the Savings Bank.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with paragraph 4(a) of the Plan hereof.

         (d) "Common Stock" shall mean the common stock, par value $1.00 per share, of the Savings Bank.

         (e) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment by the Savings Bank. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Savings Bank or in the case of transfers between payroll locations of the Savings Bank, its Parent, its Subsidiaries or a successor.

         (f) "Director" shall mean any member of the Board of Directors.

         (g) "Effective Date" shall mean the date specified in paragraph 12 hereof.

         (h) "Employee" shall mean any person employed by the Savings Bank.

         (i) "Option" shall mean an option to purchase Shares granted pursuant to the Plan, whether the option is an incentive stock option within the meaning of Section 422 of the Code ("ISO"), or an option that does not so qualify ("Non-ISO").



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         (j) "Option  Price"  shall mean the price per Option  Share at which an
Option may be exercised.

         (k) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.

         (l) "Optionee" shall mean any person who receives an Option pursuant to the Plan.

         (m) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

         (n) "Plan" shall mean the Savings Bank 1995 Stock Option Plan.

         (o) "Savings Bank" shall mean the Guaranty Federal Savings Bank. The term shall include any present or future Parent or Subsidiary of the Savings Bank.

         (p) "Share" shall mean one share of Common Stock.

         (q) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and (g) of the Code.

         3.       Shares Subject to the Plan.

         Except as otherwise required by the provisions of paragraph 11 hereof, the aggregate number of Shares deliverable upon the exercise of Options pursuant to the Plan shall not exceed 972,365 Shares. Such Shares may either be authorized but unissued Shares or Shares held in treasury.

         If Options should expire, become unexercisable or be forfeited for any reason without having been exercised in full, the Option Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Options under the Plan.

         4.       Administration of the Plan.

         (a) Composition of Committee. The Plan shall be administered by the Committee, which shall consist of not less than three (3) Directors appointed by the Board. All persons designated as members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange of 1934, as amended ("Rule 16b-3"). Members of the committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those Directors who are "disinterested persons" within the meaning of Rule 16b-3.

         (b) Powers of the Committee. The Committee shall have discretionary authority (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by

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the Board) to interpret  the Plan,  to  prescribe,  amend and rescind  rules and regulations relating to the Plan, to determine the form and content of Options to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have any may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

         (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

         5.       Eligibility.

         (a) General Rule. In its sole discretion, the Committee may grant Options to Employees of the Savings Bank. Each nonemployee director shall be granted Non-ISOs only in accordance with paragraph 11 hereof. An Optionee who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options. However, no Employer or Director shall have a right to be granted an Option or, having received an option, the right to again be granted an Option.

         (b) Special Rules. The aggregate fair market value (determined in accordance with paragraph 7 hereof), as of the date the Option is granted, of the Shares with respect to which incentive stock options are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Savings Bank or any present or future Parent or Subsidiary of the Savings Bank) shall not exceed $100,000. Notwithstanding the prior provisions of this paragraph, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs. Furthermore, in no event shall Shares subject to Options granted to non-employee Directors under this Plan exceed in the aggregate more than 20% of the total number of Shares authorized for issuance pursuant to paragraph 3 hereof.

         6.       Term of Plan; Term of Options.

         (a) The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to paragraph 17 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

         (b) The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time the Option is granted, the term of such Option shall not exceed five (5) years.


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         (c)  All  options  will  be  exercisable  in  five  equal  installments commencing  the first year  following  the  effective  date of the Option  Plan;
provided that all options will be 100% exercisable in the event the Optionee terminates his or her employment due to death, disability, or in the event of a change in control of the Guaranty Federal Bancshares, M.H.C., the mutual holding company of the Savings Bank ("MHC").

         7.       Option Price      .

         (a) The Option Price as to any particular Option granted under the Plan shall not be less than the fair market value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Savings Bank's outstanding Shares of Common Stock at the time an ISO is granted, the Option Price shall not be less than 110% of the fair market value of the Optioned Shares at the time the ISO is granted.

         (b) Determination of Option Price. If the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the Option Price per Share shall not be less than the mean between the bid and asked price on the date the Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Option Price per Share shall be determined by the Committee, in its sole and absolute discretion. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) at the time of granting an Option, then the Option Price per share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Option is granted or if there were no sales on said date, then the Option Price shall be not less than the mean between the bid and asked price on such date.

         8.       Exercise of Option.

         (a) Procedure for Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Option granted to an Optionee. An Option may not be exercised for a fractional Share.

         An Optionee may exercise Options granted pursuant to the Plan, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Savings Bank (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Option price for the number of Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Savings Bank at the Savings Bank's executive offices. Common Stock utilized in full or partial payment of the Option Price shall be valued at is fair market value at the date of exercise.

         (b) Exercise During Employment or Following Death or Disability. Except as may be specifically provided for by the terms of an Option as may be authorized by the Committee

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at the time of such grant,  an Option may be exercised by an Optionee only while he is an Employee and has maintained Continuous Status as an Employee since the date of the grant of the Option or within three months after termination of status as an Employee (but not later than the date on which the Option would otherwise expire), except if the Savings Bank terminates the Employee's Continuous Employment by reason of (1 "Just Cause" (which for purposes hereof shall have the same meaning as defined in the then existing employment agreement between the Optionee and the Savings Bank and, in the absence of any such agreement, shall have the meaning defined in 12 C.F.R. ss.563.39(b)(1) as in effect on the Effective Date), then the Optionee's rights to exercise such Option shall expire on the date of such termination; (2) death, then to the extent that the Optionee would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Optionee may be exercised within two years from the date of his death (but not later than the date on which the option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution; or (3) Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code), then to the extent that Optionee would have been entitled to exercise the Option immediately prior to his Permanent and Total Disability, such Option may be exercised within one year from the date of such Permanent and Total Disability, but not later than the date on which the Option would otherwise expire. Notwithstanding the provisions of any Option which provides for its exercise in
installments   as  designated  by  the  Committee,   such  Option  shall  become
immediately exercisable upon death or Permanent and Total Disability, as defined herein, of the Optionee.

         The  Committee's   determination   whether  an  Optionee's   Continuous
Employment has ceased, and the effective date thereof shall be final and conclusive on all persons affected thereby.

         (c) Notwithstanding anything herein to the contrary, in no event shall any Option granted pursuant to the Plan be exercisable for one year from the date of grant, except in the event of the death, retirement or Permanent and Total Disability of the Optionee.

         9.       Non-Transferability of Options.

         Options granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Effect of Change in Common Shares Subject to the Plan.

         In the event that each of the outstanding shares of Common Stock (other than Shares held by dissenting shareholders) shall be changed into or exchanged for a different number or kind of shares of capital stock of the Savings Bank or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, split-up, combination of shares, or otherwise), then there shall be substituted for each Share of Common Stock then

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under  Option or  available  for Option the number and kind of shares of capital stock into which each outstanding Share of Common Stock (other than Shares held by dissenting stockholders) shall be so changed or for which each such Share shall be so exchanged, together with an appropriate adjustment of the Option Price.

         In the event there shall be any change in the number of, or kind of, issued shares of Common Stock, or of any capital stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Committee shall, in its discretion, determine that such change equitably requires an adjustment in the number, or kind, or Option Price of Shares then subject to an Option or available for Option, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan.

         11.      Time of Granting Options.

         The date of grant of an Option under the Plan shall, for all purposes, be the date following the effective date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

         12.      Effective Date.

         The Plan shall become effective upon the effective date the Plan is approved by the stockholders, other than the MHC, of the Savings Bank at a properly called meeting of shareholders to be held no earlier than six months following the effective date of the formation of the Savings Bank. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated under paragraph 15 hereof.

         13.      Modification of Options.

         At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

         14.      Amendment and Termination of the Plan.

         The Board may from time to time amend, modify or terminate the Plan, except that no action of the Board may materially increase (other than as provided in Paragraph 12) the maximum number of Shares permitted to be optioned or become available for the granting of Options under the Plan, materially increase the benefits accruing to Optionees, or materially modify the requirements for eligibility for participation in the Plan, unless such action of the Board shall be subject to approval or ratification by the stockholders of the Savings Bank.

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         No amendment,  suspension or termination of the Plan shall, without the consent of any affected Optionee, alter or impair any rights or obligations under any Option theretofore granted to such Optionee under the Plan.

         15.      Conditions Upon Insurance of Shares.

         Shares of Common Stock shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

         The inability of the Savings Bank to obtain approval from any regulatory body or authority deemed by the Savings Bank's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Savings Bank of any liability in respect of the non- issuance or sale of such Shares. As a condition to the exercise of an Option, the Savings Bank may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exception from the registration requirements of federal or state securities law.

         16.      Reservation of Shares.

         The Savings Bank, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         17.      Withholding Tax.

         The Savings Bank's obligation to deliver shares of Common Stock upon exercise of Options, in whole or in part, shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Optionee to satisfy the obligation, in whole or in part, by irrevocably electing to have the Savings Bank withhold shares of Common Stock, or to deliver to the Savings Bank shares of Common Stock that he already owns, having a value equal to the amount required to be withheld. The value of shares to be withheld, or delivered to the Savings Bank, shall be based on the fair market value of the shares, as determined in accordance with procedures to be established by the Committee, on the date the amount of tax to be withheld is to be determined (the "Tax Date"). The Optionee's election to have shares withheld, or delivered to the Savings Bank, for this purpose will be subject to the following restrictions:

         (1) the election must be made prior to the Tax Date.

         (2) the election must be irrevocable.

         (3) the election will be subject to the disapproval of the Committee, and

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         (4) if an  optionee  is a  person  whose  transactions  in stock of the
         Savings Bank are subject to Section 16(b) of the Securities Exchange Act of 1934 and the Plan is then intended to qualify under Rule 16b-3, such election may not be made within six months of the date the Option is granted and must be made during the period beginning on the third business day and ending on the twelfth business day that follows the release of the Savings Bank's quarterly or annual summary statement of sales and earnings.

         18.      Governing Law.

         The Plan shall be governed by and construed in accordance with the laws of the State of Missouri, except to the extent preempted by federal law as now or hereafter in effect.



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